Supplement to the
Fidelity® Advisor
Latin America Fund
Institutional Class
December 29, 1999
Prospectus

The following replaces the "Minimums" table in the "Buying and Selling Shares" section on page 10.

Minimums

To Open an Account $2,500

For certain Fidelity Advisor retirement
accountsA $500

Through regular investment plansB $100

To Add to an Account $100

Minimum Balance $1,000

For certain Fidelity Advisor retirement
accountsA None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page 6.

Latin America. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation, and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. A small number of industries, including the telephone services industry, represent a large portion of the Latin American market as a whole. The Latin American market also tends to be relatively concentrated in certain issuers. For example, as of June 19, 2000, Telefonos de Mexico SA accounted for approximately 14% of the MSCI Emerging Markets Free-Latin America Index. The telephone services industry can be significantly affected by increasing competition, government regulation, and financing difficulties.

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ALAFI-00-02 September 21, 2000
1.743524.101